Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Royal Hawaiian Orchards, L.P. (the “Company”) on Form 10-Q for the period ended June 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jon Y. Miyata, Vice President and Chief Accounting Officer (Principal Financial Officer) of Royal Hawaiian Resources, Inc., the Managing General Partner of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

(1)     the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities     Exchange Act of 1934; and

(2)     the information contained in the Report fairly presents, in all material respects, the financial      condition and results of operations of the Company.

/s/ Jon Y. Miyata

Jon Y. Miyata

August 14, 2014